UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


      Date of Report (Date of earliest event reported): December 22, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP

        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

     Texas                  0-17800                 73-1330245
----------------        ----------------       -------------------
(State or other           (Commission           (I.R.S. Employer
jurisdiction of            File Number)         Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [ ] Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR  240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  Pro forma financial information.

     (1)  Geodyne  Institutional/Pension Energy Income P-1 Limited Partnership

          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in December 2006 as described in ITEM 2 to Form 8-K dated December 22, 2006 and filed December 29, 2006 and an October 2006 auction described in a previous 8-K filing. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.


                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                       UNAUDITED PRO FORMA BALANCE SHEET
                                               SEPTEMBER 30, 2006

                                                     ASSETS


                                                  Pro Forma         Pro Forma
                                                 Adjustments        Adjustments
                                                   October           December
                                Historical         Auction           Auction        Pro Forma
                                                  (Note 2a)         (Note 2b)
                                ----------       -----------       -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents    $  575,129        $3,285,062          $322,460       $4,182,651
   Accounts receivable:
      Net Profits                   63,300                 -                 -           63,300
   Assets held for sale            495,956       (   119,434)        (   6,799)         369,723
                                ----------        ----------          --------       ----------
Total current assets            $1,134,385        $3,165,628          $315,661       $4,615,674

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                  323,566                 -                 -          323,566
                                ----------        ----------          --------       ----------
                                $1,457,951        $3,165,628          $315,661       $4,939,240
                                ==========        ==========          ========       ==========



                       GEODYNE INSTITIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                       UNAUDITED PRO FORMA BALANCE SHEET
                                               SEPTEMBER 30, 2006

                                          PARTNERS' CAPITAL (DEFICIT)


                                                  Pro Forma         Pro Forma
                                                 Adjustments       Adjustments
                                                   October           December
                                 Historical        Auction           Auction        Pro Forma
                                                  (Note 2a)         (Note 2b)
                                 ----------      ------------     -----------      -----------

PARTNERS' CAPITAL (DEFICIT):
   General Partner              ($   35,427)      $  316,563         $ 31,566       $  312,702
   Limited Partners, issued
      and outstanding,
      108,074 units               1,493,378        2,849,065          284,095        4,626,538
                                 ----------       ----------         --------       ----------
Total Partners' capital          $1,457,951       $3,165,628         $315,661       $4,939,240
                                 ----------       ----------         --------       ----------
                                 $1,457,951       $3,165,628         $315,661       $4,939,240
                                 ==========       ==========         ========       ==========



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                 Pro Forma        Pro Forma
                                                Adjustments      Adjustments
                                                  October         December
                               Historical         Auction          Auction         Pro Forma
                                                 (Note 2c)        (Note 2c)
                               ----------       -----------      ------------      ----------

REVENUES:
  Net Profits                    $525,611         $      -        $        -         $525,611
  Interest income                  13,555                -                 -           13,555
  Gain on sale of Net
    Profits Interests                  19                -                 -               19
  Other income                     13,554                -                 -           13,554
                                 --------         --------        ----------         --------
                                 $552,739         $      -        $        -         $552,739

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                    $ 59,500         $      -        $        -         $ 59,500
  Impairment provision             16,962                -                 -           16,962
  General and administrative      114,950                -                 -          114,950
                                 --------         --------        ----------         --------
                                 $191,412         $      -        $        -         $191,412
                                 --------         --------        ----------         --------

                                       -6-






INCOME FROM CONTINUING
  OPERATIONS                     $361,327         $      -        $        -         $361,327
                                 ========         ========        ==========         ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                     $ 41,659         $      -        $        -         $ 41,659
                                 ========         ========        ==========         ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                     $319,668         $      -        $        -         $319,668
                                 ========         ========        ==========         ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit            $   2.96         $      -        $        -         $   2.96
                                 ========         ========        ==========         ========
UNITS OUTSTANDING                 108,074          108,074           108,074          108,074
                                 ========         ========        ==========         ========



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                Pro Forma        Pro Forma
                                               Adjustments      Adjustments
                                                 October          December
                              Historical         Auction          Auction         Pro Forma
                                                (Note 2c)        (Note 2c)
                              ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                 $2,108,629        ($331,445)         ($74,542)      $1,702,642
  Interest income                  8,941                -                 -            8,941
  Gain on sale of Net
    Profits Interests                349                -                 -              349
                              ----------         --------           -------       ----------
                              $2,117,919        ($331,445)         ($74,542)      $1,711,932

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                 $   79,493        ($ 13,417)         ($   809)      $   65,267
  General and administrative     148,028                -                 -          148,028
                              ----------         --------           -------       ----------
                              $  227,521        ($ 13,417)         ($73,733)      $  213,295
                              ----------         --------           -------       ----------

                                       -8-





INCOME FROM CONTINUING
  OPERATIONS                  $1,890,398        ($318,028)         ($73,733)      $1,498,637
                              ==========         ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                  $  195,300        ($ 33,010)         ($ 7,446)      $  154,844
                              ==========         ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                  $1,695,098        ($285,018)         ($66,287)      $1,343,793
                              ==========         ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit         $    15.68        ($   2.64)         ($  0.61)      $    12.43
                              ==========         ========           =======       ==========
UNITS OUTSTANDING                108,074          108,074           108,074          108,074
                              ==========         ========           =======       ==========



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                Historical         Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                   $1,480,785        ($219,097)         ($29,662)      $1,232,026
  Interest income                    2,902                -                 -            2,902
  Gain on sale of Net
    Profits Interests               17,563                -                 -           17,563
  Other income                       3,474                -                 -            3,474
                                ----------         --------           -------       ----------
                                $1,504,724        ($219,097)         ($29,662)      $1,255,965

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                   $   67,699        ($ 13,066)         ($   689)      $   53,944
  General and administrative       142,133                -                 -          142,133
                                ----------         --------           -------       ----------
                                $  209,832        ($ 13,066)         ($   689)      $  196,077
                                ----------         --------           -------       ----------

                                      -10-







INCOME FROM CONTINUING
  OPERATIONS                    $1,294,892        ($206,031)         ($28,973)      $1,059,888
                                ==========         ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $  133,520        ($ 21,779)         ($ 2,959)      $  108,782
                                ==========         ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $1,161,372        ($184,252)         ($26,014)      $  951,106
                                ==========         ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit           $    10.75        ($   1.70)         ($  0.24)      $     8.81
                                ==========         ========           =======       ==========
UNITS OUTSTANDING                  108,074          108,074           108,074          108,074
                                ==========         ========           =======       ==========

                                      -11-


                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                Historical         Auction           Auction        Pro Forma
                                                  (Note 2c)        (Note 2c)
                                ----------       -----------      ------------      ----------

REVENUES:
  Net Profits                   $1,370,158        ($160,121)         ($32,825)      $1,177,212
  Interest income                    2,110                -                 -            2,110
  Gain on sale of Net
    Profits Interests               43,930                -                 -           43,930
                                ----------         --------           -------       ----------
                                $1,416,198        ($160,121)         ($32,825)      $1,223,252

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                   $   79,938        ($ 14,688)         ($   892)      $   64,358
  General and administrative       143,103                -                 -          143,103
                                ----------         --------           -------       ----------
                                $  223,041        ($ 14,688)         ($   892)      $  207,461
                                ----------         --------           -------       ----------

                                      -12-






INCOME FROM CONTINUING
  OPERATIONS                    $1,193,157        ($145,433)         ($31,933)      $1,015,791
                                ==========         ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $  126,299        ($ 15,865)         ($ 3,274)      $  107,160
                                ==========         ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $1,066,858        ($129,568)         ($28,659)      $  908,631
                                ==========         ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit           $     9.87        ($   1.20)         ($  0.27)      $     8.40
                                ==========         ========           =======       ==========
UNITS OUTSTANDING                  108,074          108,074           108,074          108,074
                                ==========         ========           =======       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestitures. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $3,165,628 for the October auction and an estimated non-recurring gain of $315,661 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $3,285,062 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $322,460 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    P-1 LIMITED PARTNERSHIP

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: February 5, 2007











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